EXHIBIT 99.2

ADAMS NATURAL RESOURCES FUND, INC.
INITIAL CLASSES OF DIRECTORS

Class I (Term Expires 2025)
Lauriann C. Kloppenburg
James P. Haynie

Class II (Term Expires 2026)
Mary Chris Jammet
Kenneth J. Dale

Class III (Term Expires 2027)
Jane Musser Nelson
Mark E. Stoeckle
Frederic A. Escherich